Exhibit 10(a)78









                              DEFERRED COMPENSATION PLAN

                                         FOR

                             THE SOUTHERN ELECTRIC SYSTEM
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                              DEFERRED COMPENSATION PLAN

                                         FOR

                             THE SOUTHERN ELECTRIC SYSTEM







          ARTICLE                    DESCRIPTION                       PAGE


             I      Purpose and Adoption of Plan                          1


            II      Definitions                                           1


           III      Administration of Plan                                5


            IV      Eligibility                                           8


             V      Election for Deferral of Payment                      9


            VI      Deferred Compensation Accounts                       12


           VII      Distribution of Deferred Compensation Accounts       17


          VIII      Miscellaneous Provisions                             20
















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                              DEFERRED COMPENSATION PLAN
                                         FOR

                             THE SOUTHERN ELECTRIC SYSTEM

                                      ARTICLE I

                             Purpose and Adoption of Plan

               1.1  Adoption: Southern Company Services, Inc. and the other

          Employing  Companies  hereby  adopt  and establish  the  Deferred

          Compensation Plan  for The Southern  Electric System.   The  Plan

          shall  be an  unfunded  deferred compensation  arrangement  whose benefits  shall be  paid solely  from the  general assets  of the

          Employing Companies.

               1.2  Purpose: The Plan is designed to  permit a select group of management or highly compensated employees to elect to defer a portion of  their Compensation  during each payroll  period until their death, disability, retirement, or termination of employment with their Employing Company.



                                      ARTICLE II

                                     Definitions

               For purposes of the Deferred Compensation Plan the following terms  shall  have  the  following meanings  unless  a  different meaning is plainly required by the context:

               2.1  "Account"   shall   mean   the  account   or   accounts

          established  and  maintained  by  the Company  or  the  Employing

          Company  to reflect  the interest  of a  Participant in  the Plan

          resulting   from  a   Participant's  deferred   Compensation  and

          adjustments thereto  to reflect income, gains,  losses, and other credits or charges.
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               2.2  "Administrative  Committee"  shall  mean the  committee referred to in Section 3.1.

               2.3  "Beneficiary" shall mean any person,  estate, trust, or organization entitled to  receive any payment under the Plan upon the death of a Participant.

               2.4  "Board of Directors" shall  mean the Board of Directors of the Company.

               2.5  "Closing  Price" shall  mean the  closing price  on any trading day of a share of the Common Stock based  on consolidated trading  as  defined by  the  Consolidated  Tape Association  and reported as part of  the consolidated trading prices of  New York

          Stock Exchange listed securities.

               2.6  "Common  Stock"  shall mean  the  common  stock of  The

          Southern Company.

               2.7  "Company" shall mean Southern Company Services, Inc.

               2.8  "Compensation"  shall  mean  the  monthly  rate  of  an

          Employee's  base wages or salary paid by any Employing Company to an  Employee,  including  amounts  contributed  by  an  Employing

          Company  to  the  Employee  Savings  Plan  as  Elective  Employer

          Contributions, as  said term is  defined in Section  4.1 therein,

          pursuant  to the Employee's exercise of  his deferral option made in accordance with  Section 401(k) of  the Internal Revenue  Code and amounts contributed by an  Employing Company to the  Southern

          Electric System  Flexible Benefits Plan on behalf of the Employee pursuant to his  salary reduction election  under such plan;  but disregarding overtime,  such amounts which  are reimbursements to


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          an Employee  paid by  any  Employing Company  including, but  not limited  to, reimbursement  for  such items  as moving  expenses,

          automobile  expenses,   tax  preparation  expenses,   travel  and

          entertainment expenses, and health and life insurance premiums.

               2.9  "Deferral  Election"  shall   mean  the   Participant's

          written election  to defer a portion of his Compensation pursuant to Article III.

               2.10 "Earnings"  shall have the same meaning as set forth in the Pension Plan.

               2.11 "Effective Date" shall mean the first day of the  first payroll  period  the  Administrative  Committee  shall  permit  a

          Participant to defer Compensation under the Plan.

               2.12 "Employee" shall  mean  any  person  who  is  currently employed by an Employing Company.

               2.13 "Employee Savings Plan" shall mean the Employee Savings

          Plan for The  Southern Company  System and  the Employee  Savings

          Plan of Savannah Electric and Power Company, as amended from time to time.

               2.14 "Employee Stock Ownership Plan' shall mean the Employee

          Stock  Ownership Plan  of  The Southern  Company  System and  the

          Employee  Stock Ownership  Plan  of Savannah  Electric and  Power

          Company, as amended from time to time.

               2.15 "Employer  Matching Contribution"  shall have  the same meaning as set forth in the Employee Savings Plan.






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               2.16 "Employing  Company" shall  mean  the  Company, or  any affiliate  or subsidiary  (direct  or indirect)  of The  Southern

          Company,  which  the Board  of Directors  may  from time  to time determine to bring under the Plan and which shall adopt the Plan,

          and any successor  of any of them.  The  term "Employing Company"

          shall  not  include  Electric  City  Merchandise  Company.    The

          Employing Companies as of the Effective Date are:

                    Alabama Power Company

                    Georgia Power Company

                    Gulf Power Company

                    Mississippi Power Company

                    Savannah Electric and Power Company

                    Southern Company Services, Inc.

                    Southern Electric International, Inc.

               2.17 "Enrollment  Date"  shall   mean  the  Effective  Date,

          January  1 of  each Plan  Year, and  such other  dates as  may be determined from time to time by the Administrative Committee.

               2.18 "Investment  Election"  shall  mean  the  Participant's written  election  to  have  his  deferred  Compensation invested pursuant to Section 6.5 or Section 6.6.

               2.19 "Participant" shall mean an Employee or former Employee of an Employing Company who is eligible to receive benefits under the Plan.

               2.20 "Pension Plan" shall  mean the defined benefit  pension plan maintained by the  Employing Company of the  Participant, as amended from time to time.


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               2.21 "Plan" shall  mean the  Deferred Compensation  Plan for

          The Southern Electric System, as amended from time to time.

               2.22 "Plan  Year" shall  mean the  twelve (12)  month period commencing January 1st  and ending  on the last  day of  December next  following, except for the first Plan Year which shall begin on the  Effective Date and  end on the  last day of  the calendar year in which the Effective Date occurs.

               2.23 "Retirement Income" shall have  the same meaning as set forth in the Pension Plan.

               2.24 "Supplemental Benefit Plan" shall mean the Supplemental

          Benefit  Plan  of  the  Employing Company  and  the  Supplemental

          Executive Retirement Plan of Savannah Electric and Power Company,

          as amended from time to time.

               Where the context requires, the definitions of all terms set forth  in the  Pension  Plan, Savings  Plan,  the ESOP,  and  the

          Supplemental Benefit Plan shall apply with equal force and effect for purposes  of interpretation  and administration of  the Plan,

          unless said terms are otherwise specifically defined in the Plan.

          The  words in the masculine gender shall include the feminine and neuter genders and words in the singular shall include the plural and words in the plural shall include the singular.












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                                     ARTICLE III

                                Administration of Plan

               3.1  The general administration of  the Plan shall be placed

          in  the Administrative Committee.   The  Administrative Committee

          shall consist of at least one employee of each Employing Company,

          except Southern Electric International, Inc., and such additional number of  persons, if any, as  shall be determined  from time to

          time by  the Board of Directors.   Members shall be  appointed by

          the boards of directors  of the Employing Companies.   Any member

          may  resign or  be removed  by  his board  of  directors and  new

          members  may  be  appointed by  such  board  of  directors.   The

          Administrative Committee  shall be chaired  by the representative of the Company and may select a Secretary (who may, but need not,

          be  a member of the Administrative Committee) to keep its records

          or  to assist it in  the discharge of its duties.   A majority of

          the members  of the  Administrative Committee shall  constitute a

          quorum  for  the transaction  of business  at  any meeting.   Any

          determination or  action of  the Administrative Committee  may be made or taken by a majority of the members present at any meeting thereof, or without a meeting by resolution or written memorandum concurred in by a majority of the members.

               3.2  No member of the Administrative Committee shall receive any compensation from the Plan for his service.








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               3.3  The  Administrative Committee shall administer the Plan in  accordance with its terms and shall have all powers necessary to carry out  the provisions  of the Plan  more particularly  set forth  herein.  It shall  interpret the Plan  and shall determine all questions  arising in the  administration, interpretation and application  of the Plan.  Any  such determination by it shall be

          conclusive  and  binding  on all  persons.    It  may adopt  such

          regulations as it deems desirable for the conduct of its affairs.

          It may appoint such  accountants, counsel, actuaries, specialists

          and  other  persons  as  it  deems  necessary  or  desirable   in

          connection with the administration of this Plan, and shall be the agent for the service of process.

               3.4  The Administrative Committee shall be reimbursed by the

          Employing Companies for all reasonable expenses incurred by it in the fulfillment of its  duties.  Such expenses shall  include any expenses incident to its  functioning, including, but not limited

          to,   fees   of  accountants,   counsel,  actuaries,   and  other

          specialists, and other costs of administering the Plan.

               3.5  (a)  The  Administrative  Committee is  responsible for

          the  daily  administration of  the Plan.    It may  appoint other

          persons or  entities to perform  any of its  fiduciary functions.

          The Administrative  Committee and  any such appointee  may employ advisors  and other persons  necessary or  convenient to  help it

          carry  out  its  duties, including  its  fiduciary  duties.   The

          Administrative Committee shall review the work and performance of each  such appointee, and shall have the right to remove any such


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          appointee from his  position.   Any person, group  of persons  or

          entity may serve in more than one fiduciary capacity.

                    (b)  The   Administrative   Committee  shall   maintain

          accurate and detailed records and accounts of Participants and of their rights under the Plan  and of all receipts,  disbursements,

          transfers  and  other transactions  concerning  the  Plan.   Such

          accounts, books and records relating thereto shall be open at all reasonable  times  to  inspection  and  audit  by  the  Board  of

          Directors and by persons designated thereby.

                    (c)  The  Administrative Committee shall take all steps

          necessary to ensure  that the Plan complies  with the law at  all times.  These steps  shall include such items as  the preparation

          and  filing  of   all  documents  and   forms  required  by   any

          governmental  agency;  maintaining   of  adequate   Participants'

          records; recording and transmission of all notices required to be given to  Participants and  their Beneficiaries; the  receipt and dissemination,  if  required,  of  all  reports  and  information received  from an  Employing Company;  securing of  such fidelity bonds  as may  be  required by  law; and  doing  such other  acts necessary for the proper administration of the Plan.  The Admini-

          strative  Committee shall keep a record of all of its proceedings and acts, and shall  keep all such books of account,  records and other data as may  be necessary for proper administration  of the

          Plan.  The Administrative Committee shall notify the Company upon its request of any action  taken by it, and when required,  shall notify any other interested person or persons.


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                                      ARTICLE IV

                                     Eligibility

               4.1  Any Employee whose Compensation equals  or exceeds such minimum  amount  as  may  be established  by  the  Administrative

          Committee from time to time, may elect to participate in the Plan beginning  on  any  Enrollment  Date  by  electing  to  have  his

          Compensation reduced and such amounts contributed  to the Plan in accordance with Article  V, and directing the investment  of such contributions in accordance with  Article VI.  The Administrative

          Committee   shall   be  authorized   to  establish   the  minimum

          Compensation required for eligibility  to participate in the Plan to be effective  as of the first day of  the next succeeding Plan

          Year.

               4.2  Notwithstanding the above, the Administrative Committee shall be authorized to modify the minimum Compensation amount and rescind the eligibility of any Participant if necessary to insure that  the  Plan  is  maintained  primarily  for  the  purpose  of providing deferred  compensation to a select  group of management or  highly compensated  employees  under the  Employee Retirement

          Income Security Act of 1974, as amended.














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                                      ARTICLE V

                           Election for Deferral of Payment

               5.1  A  Participant may elect to defer  payment of a portion of his Compensation  otherwise payable to him during each payroll period of the next  succeeding Plan Year by any  whole percentage not to exceed twenty-five  percent (25%) of his Compensation,  or such  greater  or lesser  amount as  shall  be determined  by the

          Administrative Committee  from time  to time, such  amount to  be credited to his Account under the Plan.

               5.2  An Account shall be established for each Participant by the Company or the Employing Company as  of the effective date of such Participant's initial Deferral Election.

               5.3  The Deferral  Election shall  be made  in writing on  a form prescribed by the Company  and said Deferral Election  shall state:

                    (a)  That the Participant wishes to make an election to

                         defer   the   receipt   of   a  portion   of   his

                         Compensation;

                    (b)  The  whole percentage  of  the Compensation  to be

                         deferred; and

                    (c)  The method of payment,  which shall be the payment

                         of  a lump-sum or a  series of annual payments not

                         to exceed ten (10) years.

               5.4  The  initial  Deferral Election  of  a  new Participant shall be made  by written  notice signed by  the Participant  and delivered to  the Participant's Employing Company  not later than


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          the  first (1st)  day  of  the  month immediately  preceding  the

          Participant's  Enrollment Date  and  shall be  effective on  such

          Enrollment  Date.   Any  modification or  revocation of  the most

          recent  Deferral Election shall be  made by written notice signed by the  Participant and delivered to  the Participant's Employing

          Company not later than the first  (1st) day of the month prior to the next succeeding Plan Year and shall be effective on the first

          day  of  such succeeding  Plan Year.    A Deferral  Election with

          respect to the deferral of future Compensation shall be an annual election for each Plan Year unless otherwise modified or  revoked as provided herein.  The termination of participation in the Plan

          shall   not  affect   Compensation   previously  deferred   by  a

          Participant under the Plan.

               5.5  Notwithstanding the  provisions of  Section 5.4 of  the

          Plan, the  Administrative Committee, in its  sole discretion upon

          written  application   by  a   Participant,  may   authorize  the

          suspension of a  Participant's Deferral Election in the  event of

          an  unforeseen  emergency or  hardship  of  the Participant.    A

          suspension will be  on account of hardship if it  is necessary in light of immediate  and heavy financial needs  of the Participant and such needs cannot  reasonably be met from other  resources of

          the  Participant.     For  this  purpose,  amounts  held  in  the

          Participant's  accounts  in the  Employee  Savings  Plan and  the

          Employee  Stock Ownership  shall not  be deemed to  be reasonably

          available.    Any  suspension  authorized  by the  Administrative

          Committee shall become  effective as of the first  payroll period


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          beginning  thirty (30)  days after  receipt by  the Participant's

          Employing Company  of the suspension  application, or as  soon as

          practicable  after  the  receipt   of  such  application.    Such

          suspension  shall be effective for the remainder of the Plan Year and shall be deemed  an annual election for each  succeeding Plan

          Year unless modified under Section 5.4 of the Plan.

               5.6  The initial  Deferral Election specifying the method of distribution, whether it  be lump sum or annual  installments not to exceed  ten (10),  may  not be  revoked and  shall govern  the distribution of a Participant's Account.  Notwithstanding, in the

          sole discretion of the Administrative Committee  upon application by  the Participant,  the  Deferral Election  may be  amended not

          prior   to  395  days  nor  later  than   365  days  prior  to  a

          Participant's  date of termination in order to change the form of distribution of his Account  in accordance with the terms  of the

          Plan.  Each Participant making a  Deferral Election in accordance with this  Article III and  his successors, shall be  bound as to any  action taken  pursuant  to the  terms  of the  Participant's

          Deferral Election and the Plan.



                                      ARTICLE VI

                            Deferred Compensation Accounts

               6.1  The  Compensation deferred  in accordance  with Article

          III,  the amounts credited pursuant to Sections 6.2 and 6.3, and,

          pursuant  to each Participant's  Investment Election, the amounts computed  in accordance  with Section  6.5  and/or the  number of


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          shares computed in accordance with Section 6.6 shall be  credited to the Participant's Account.

               6.2  The  Account of  each Participant  electing to  defer a portion  of his Compensation shall be credited as of the last day of each calendar quarter  with an amount equal to  the difference between the  Employer  Matching  Contribution  allocated  to  the

          Participant's  account under  the Employee  Savings Plan  and the

          Employer Matching Contribution that  would have been allocated to the Participant's account under the  Employee Savings Plan if the

          Compensation  deferred  under  this  Plan  during  such  calendar quarter  were  considered  as  compensation  under  the  Employee

          Savings  Plan.   The  amount to  be  credited to  a Participant's

          Account under this Section  6.2 shall be calculated based  on the

          Participant's  Compensation that  would have  been  considered in calculating allocations to his account under the Employee Savings

          Plan, without  regard to  the limitations  of Section 401(a)(17),

          Section 401(k), Section 401(m), Section 402(g), or Section 415 of

          the Code, if the  Compensation deferred under this Plan  during a calendar  quarter  were  considered  as  compensation  under  the

          Employee Savings Plan.

               6.3  The  Account of  each Participant  electing to  defer a portion of his Compensation shall be credited  as of the last day of such calendar quarter  with an amount equal to  the difference between  the  Employing  Company  contribution allocated  to  his account under the Employee Stock Ownership Plan and the Employing

          Company  contribution  that  would  have been  allocated  to  the


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          Participant's account under the  Employee Stock Ownership Plan if the Compensation  deferred under  this Plan during  such calendar quarter were considered as  compensation under the Employee Stock

          Ownership Plan.   The amount  to be credited  to a  Participant's

          Account under this Section  6.3 shall be calculated based  on the

          Participant's Compensation  that would  have  been considered  in calculating allocations  to his account under  the Employee Stock

          Ownership  Plan, without  regard  to the  limitations of  Section

          401(a)(17)  or  Section 415  of  the  Code, if  the  Compensation

          deferred  under   this  Plan  during  a   calendar  quarter  were

          considered as  compensation  under the  Employee Stock  Ownership

          Plan.

               6.4  Each  Participant electing  to defer  a portion  of his

          Compensation shall also be entitled  to receive a monthly  amount from his  Employing Company equal  to the difference  between his

          Retirement Income under the Pension Plan of his Employing Company and the Retirement Income he would be entitled to  receive if his

          Compensation  deferred were  considered  as Earnings  (as of  the calendar quarter  such Compensation is deferred)  for purposes of calculating his Retirement  Income under such Pension  Plan.  The additional monthly Retirement Income under this Section 6.4 shall

          be   calculated   without   regard    to   the   limitations   of

          Section 401(a)(17) or Section 415 of the Code.  In no event shall any amounts  payable under this Section 6.4 duplicate any Pension

          Benefit  payable  under  the  Supplemental Benefit  Plan.    Such

          monthly amount shall be recalculated from time to time to reflect


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          any future  increases in Retirement Income of  retirees under the

          Pension Plan following the  Participant's retirement at his Early

          Retirement Date, Normal  Retirement Date, or Deferred  Retirement

          Date under the Pension Plan, as appropriate.

               6.5  The Account of each  Participant electing to invest his

          deferred   Compensation   and   amounts  credited   pursuant   to

          Sections 6.2 and  6.3 of the Plan  for a Plan  Year in accordance with  this Section 6.5  shall be credited  as of the  last day of each calendar quarter with  an amount computed by the  Company by treating the Account balance as of the first day of such calendar quarter as a sum certain to which  the Employing Company will add in lieu of interest an amount equal to the prime rate of interest

          set by  The First  National Bank  of Atlanta.   Interest will  be

          compounded  quarterly  at the  end  of  each succeeding  calendar quarter on  any balance until  such amount is  fully distributed.

          The prime  rate in effect at  the close of business  on the first business day of each  calendar quarter shall be deemed  the prime rate in effect for such calendar quarter.

               6.6  The Account of each  Participant electing to invest his

          deferred   Compensation   and   amounts   credited   pursuant  to

          Sections 6.2 and 6.3  of the Plan for  a Plan Year  in accordance with this Section 6.6 shall be credited as of the last day of the calendar quarter with the  number of shares (including fractional shares)  of Common Stock which  could have been  purchased on the last  day of such calendar quarter, based upon the Common Stock's

          Closing Price on the  last trading day of such  calendar quarter.


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          As  of the last day of each  calendar quarter in which occurs the payment  of dividends on the Common Stock there shall be credited with  respect to  shares  of Common  Stock  in the  Participant's

          Account  as  of  the first  day  of  such  calendar quarter  such additional shares  (including fractional shares)  of Common Stock as follows:

                    (a)  In  the case  of cash  dividends,  such additional

                         shares as could be  purchased at the Closing Price

                         on  the  last  trading  day  during  the  calendar

                         quarter in which the  payment date occurs with the

                         dividends which  would  have been  payable if  the

                         credited shares had been outstanding;

                    (b)  In the case of dividends payable in property other

                         than cash  or Common Stock, such additional shares

                         as could  be purchased at the Closing Price on the

                         last trading  day during  the calendar  quarter in

                         which the payment date occurs with the fair market

                         value  of  the  property  which  would  have  been

                         payable   if  the   credited   shares   had   been

                         outstanding; or

                    (c)  In the case of  dividends payable in Common Stock,

                         such additional shares as  would have been payable

                         on   the  credited   shares  if   they  had   been

                         outstanding.

               6.7  The  Investment Election by  a Participant with respect to his Account shall be  made in writing on a form  prescribed by


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          the Company.  Any  Investment Election shall be delivered  to the

          Participant's Employing Company  prior to the first  (1st) day of the  month immediately prior to  his Enrollment Date  or the next succeeding  Plan Year, as appropriate,  and shall be effective on such Enrollment Date  or the  first day of  such succeeding  Plan

          Year.   The  Investment  Election made  in  accordance with  this

          Article IV shall be irrevocable and shall continue from Plan Year to  Plan  Year  unless  the Participant  changes  the  Investment

          Election regarding  future deferred Compensation by  submitting a written  request to his Employing Company on a form prescribed by the Company  not later than the  first day of the  month prior to

          the  next succeeding  Plan Year.   Any  such change  shall become

          effective as of the first day of the Plan Year next following the

          Plan  Year in  which such  request is  submitted to  an Employing

          Company.  No transfer of amounts between investment options shall be permitted under the Plan.

               6.8  At the end of each Plan Year, a report  shall be issued to each Participant who has  an Account and said report  will set forth the  amount and the  market value  of any shares  of Common

          Stock reflected in such Account.



                                     ARTICLE VII

                    Distribution of Deferred Compensation Accounts

               7.1  When a Participant retires or terminates his employment with an Employing Company, said Participant  shall be entitled to receive  the  market value  of any  shares  of Common  Stock (and


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          fractions thereof )  reflected in his  Account maintained by  the

          Company  that  has established  an  Account  for his  benefit  in accordance with  his Deferral  Election made pursuant  to Article

          III of the Plan.  Such distribution shall be made  not later than sixty  (60) days following the  close of the  calendar quarter in which  his termination  of  employment  occurs,  or  as  soon  as reasonably practicable thereafter.  The transfer by a Participant between  companies in the  Southern electric system  shall not be deemed  to  be a  termination  of  employment with  an  Employing

          Company.  The market value of any shares of Common Stock credited to a Participant's Account shall be based on the Closing Price of such Common Stock on the last trading day of the calendar quarter immediately preceding a lump  sum distribution.  No portion  of a

          Participant's Account shall be distributed in Common Stock.

               7.2  In  the  event a  Participant  elected  to receive  the distribution  of his  Account in  annual installments,  the first payment  shall be made not  later than sixty  (60) days following the close of  the calendar  quarter in which  his termination  of

          employment  occurs,   or  as  soon   as  reasonably   practicable

          thereafter, and shall  be an amount  equal to the balance  in the

          Participant's Account divided by the number of annual installment

          payments.   Each  subsequent annual  payment shall  be  an amount

          equal to the balance in the Participant's Account as of the close of the  calendar quarter preceding  the payment date,  divided by the number of the remaining  annual payments and shall be due  on the  anniversary of the preceding payment date.  The market value


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          of any shares of Common Stock credited to a Participant's Account shall be based on the  Closing Price of such Common Stock  on the last trading day of the calendar quarter immediately preceding an installment distribution.  No  portion of a Participant's Account shall be distributed in Common Stock.

               7.3  Upon  the   death  of   a  Participant,  or   a  former

          Participant  prior to the payment  of all amounts  and the market value of  any  shares of  Common  Stock (and  fractions  thereof)

          credited to said Participant's  Account, the unpaid balance shall be paid in  the sole discretion  of the Administrative  Committee

          (a) in  a lump sum to the designated beneficiary of a Participant or former Participant within sixty (60) days following  the close of the calendar  quarter in which the Administrative Committee is provided evidence  of  the Participant's  death  (or as  soon  as reasonably practicable thereafter) or  (b) in accordance with the

          Deferral Election made by such Participant or former Participant.

          In the  event a beneficiary  designation is  not on  file or  the designated beneficiary is deceased  or cannot be located, payment will  be  made  to  the  estate  of  the  Participant  or  former

          Participant.   The  market value  of any  shares of  Common Stock

          credited to a Participant's Account shall be based on the Closing

          Price  of  such Common  Stock  on the  last day  of  the calendar quarter  immediately  preceding  the  date  of  any lump  sum  or installment distribution.  No  portion of a Participant's Account shall be distributed in Common Stock.

               7.4  The  beneficiary  designation  may  be  changed  by the

          Participant or former Participant at any time without the consent of the prior beneficiary.

               7.5  Upon the  total disability  of a Participant  or former

          Participant, as determined by the Social Security Administration,

          the  unpaid balance  of his  Account shall  be paid  in the  sole discretion of the Administrative  Committee (a) in a lump sum  to

          the   Participant,  or   former   Participant,   or   his   legal

          representative  within sixty (60) days following the close of the calendar quarter  in which the Administrative  Committee receives notification  of the  determination of  disability by  the Social

          Security Administration  (or  as soon  as reasonable  practicable thereafter) or (b) in accordance  with the Deferral Election made by such Participant or  former Participant.  The market  value of any  shares of Common  Stock credited to  a Participant's Account shall be based  on the Closing Price of such  Common Stock on the last trading  day of  the calendar quarter  immediately preceding the date of any lump sum or installment distribution.  No portion of a Participant's Account shall be distributed in Common Stock.

               7.6  The  Administrative  Committee in  its  sole discretion

          upon  application   made  by   the   Participant,  a   designated

          beneficiary,  or  their  legal representative,  may  determine to accelerate payments or, in the event of death or total disability

          (as determined  by Social Security Administration),  to extend or otherwise  make payments in a manner different from the manner in which such payment would be made under the Participant's Deferral

          Election in the absence of such determination.

               7.7  The  amount calculated  in accordance  with Section 6.4 with respect to the Pension Plan shall be paid in monthly amounts on the first day of each  month concurrently with and in the same manner as  the Participant's Retirement Income  under the Pension

          Plan.



                                     ARTICLE VIII

                               Miscellaneous Provisions

               8.1  Neither the Participant, his beneficiary, nor his legal representative shall  have any  rights to commute,  sell, assign,

          transfer or  otherwise convey the  right to receive  any payments hereunder, which  payments and  the rights thereto  are expressly declared to be nonassignable and nontransferable.  Any attempt to assign  or transfer the  right to payments of  this Plan shall be void and have no effect.

               8.2  An  Employing Company  maintaining an  Account for  the benefit  of a Participant  shall not reserve  or specifically set aside  funds for the payment  of its obligations  under the Plan,

          and such obligations shall be paid solely from the general assets of the  Employing Companies.  Notwithstanding  that a Participant shall be entitled to receive the balance of his Account under the

          Plan, the assets  from which such  amount shall  at all times  be subject  to  the  claims  of the  creditors  of  the Participants

          Employing Companies.

               8.3  The Plan may be amended, modified, or terminated by the

          Board of Directors in  its sole discretion at  any time and  from

          time  to  time;  provided,   however,  that  no  such  amendment,

          modification,   or  termination  shall   impair  any   rights  to

          Compensation which has been deferred under the Plan prior to such

          amendment, modification,  or termination.   The Plan may  also be

          amended  or  modified by  the  Administrative  Committee if  such amendment or modification does not involve a substantial increase in cost to any Employing Company.

               8.4  It is expressly understood and agreed that the payments made in accordance  with the Plan  are in  addition to any  other benefits  or compensation to which a  Participant may be entitled or  for which he may be eligible,  whether funded or unfunded, by reason of his employment with any Employing Company.

               8.5  There  shall be  deducted from  each payment  under the

          Plan the amount of any tax required by any governmental authority to be  withheld and paid  over by  an Employing  Company to  such governmental authority for the account  of the person entitled to such distribution.

               8.6  Any  Compensation  deferred  by  a   Participant  while

          employed  by  an  Employing   Company  shall  not  be  considered

          "compensation," as the  term is defined  in the Employee  Savings

          Plan,  the Employee Stock  Ownership Plan,  or the  Pension Plan.

          Distributions  from  a   Participant's  Account   shall  not   be

          considered  wages,  salaries  or  compensation  under  any  other employee benefit plan.

               8.7  No provision of this Plan shall be construed to  affect in  any manner  the existing  rights of  an Employing  Company to suspend, terminate, alter, modify, whether or not for  cause, the employment relationship  of  the Participant  and  his  Employing

          Company.

               8.8  This  Plan,  and  all its  rights  under  it,  shall be governed  by and  construed in  accordance with  the laws  of the

          State of Georgia.



               IN WITNESS  WHEREOF, the Plan has been  executed pursuant to resolutions  of  the  Board  of  Directors  of  Southern  Company

          Services, Inc.,  this  ____  day  of _____________,  19__  to  be effective as provided herein.


                                   SOUTHERN COMPANY SERVICES, INC.


                                   By:
          [CORPORATE SEAL]              Thomas A. Nunnelly
                                        Executive Vice President


          Attest:


          By:
               Tommy Chisholm
               Secretary

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                                                                       24

                                FIRST AMENDMENT TO THE
                          DEFERRED COMPENSATION PLAN FOR THE
                               SOUTHERN ELECTRIC SYSTEM


               WHEREAS, the Boards of Directors of Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company, Southern Company Services, Inc., and Southern Electric International, Inc. (hereinafter collectively referred to as the "Employing Companies") heretofore established the Deferred Compensation Plan for The Southern Electric System (hereinafter referred to as the "Plan") in order to provide certain employees of the Employing Companies with the opportunity to elect to defer a portion of their compensation until their death, disability, or termination of employment with their Employing Company; and

               WHEREAS, certain employees of Alabama Power Company, Georgia Power Company, and Southern Company Services, Inc. will be transferred to and employed by Southern Nuclear Operating Company upon the approval by the Securities and Exchange Commission of an application to form Southern Nuclear Operating Company as a service company and the creation and organization of Southern
          Nuclear  Operating  Company  as  a  subsidiary  of  The  Southern
          Company; and

               WHEREAS, the Board of Directors of Southern Company Services, Inc. (hereinafter referred to as the "Company") desires to amend the Plan to permit the employees of Southern Nuclear Operating Company to participate in the Plan, upon the later of October 1, 1988 or the approval by the Securities and Exchange Commission of an application to form Southern Nuclear Operating Company as a service company and the creation and organization of Southern Nuclear Operating Company as a subsidiary of The Southern Company; and

               WHEREAS, the Board of Directors of the Company is authorized pursuant to Section 8.3 of the Plan to amend the Plan at any time.

               NOW, THEREFORE, effective as stated herein, the Board of Directors of the Company hereby amends the Plan as follows:

                                          I.

               Section 2.16 of the  Plan shall be amended by  deleting said
          Section in its entirety and substituting therefor the following language effective upon the later of October 1, 1988 or the approval by the Securities and Exchange Commission of an application to form Southern Nuclear Operating Company as a service company and the creation and organization of Southern
          Nuclear  Operating  Company  as  a  subsidiary  of  The  Southern
          Company:

                    2.16 "Employing Company" shall  mean the  Company,
               or any affiliate or subsidiary (direct or indirect) of The Southern Company, which the Board of Directors may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of them. The term "Employing Company" shall not include Electric City Merchandise Company. The Employing Companies as of the effective date of this amendment are:

                         Alabama Power Company
                         Georgia Power Company
                         Gulf Power Company
                         Mississippi Power Company
                         Savannah Electric and Power Company
                         Southern Company Services, Inc.
                         Southern Electric International, Inc.
                         Southern Nuclear Operating Company


                                         II.

               Except as amended herein by this First Amendment, the Plan shall remain in full force and effect as adopted by the Employing Companies prior to the adoption of this First Amendment.

               IN WITNESS WHEREOF, Southern Company Services, Inc., through its authorized officers, has adopted this First Amendment to the Deferred Compensation Plan for The Southern Electric System this ____ day of __________________, ____, to be effective as stated
          herein.


                                   SOUTHERN COMPANY SERVICES, INC.


                                   By:
                                        Thomas A Nunnelly
                                        Executive Vice President


          Attest:


          By:
               Tommy Chisholm
               Secretary

               [CORPORATE SEAL]



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                                                                      -2-

                               SECOND AMENDMENT TO THE
                          DEFERRED COMPENSATION PLAN FOR THE
                               SOUTHERN ELECTRIC SYSTEM


               WHEREAS, the Boards of Directors of Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company, Southern Company Services, Inc., Southern Electric International, Inc. and
          Southern Nuclear Operating Company heretofore adopted the Deferred Compensation Plan for the Southern Electric System (the "Plan"); and

               WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") desires to amend the Plan to comply with changes in the Securities and Exchange Act of 1934; and

               WHEREAS, under Section 8.3 of the Plan, the Board of Directors of the Company has the authority to amend the Plan at any time;

               NOW, THEREFORE, effective as of the date of execution, the Board of Directors hereby amends the Plan as follows:

                                          1.

               Section  5.6 of the Plan  shall be amended  by deleting said
          Section in its entirety and substituting therefore the following language:

               5.6  The  initial Deferral Election specifying the method of distribution, whether it be lump sum or annual installments not to exceed ten (10) may not be revoked and shall govern the distribution of a Participant's Account. Notwithstanding the foregoing, and except as provided below, in the sole discretion of the Administrative Committee upon application by a Participant, a Participant's Deferral Election may be amended not prior to the 395th day nor later than the 365th day prior to a Participant's date of termination in order to change the form of distribution of his Account in accordance with the terms of the Plan; provided, however, that any Participant who is required to file reports pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended, with respect to equity securities of The Southern Company shall not be permitted to amend his Deferral Election during any time period for which such Participant is required to file any such reports with respect to the portion of his deferred Compensation invested in accordance with the provisions of Section 6.6 of the Plan. Each Participant making a Deferral Election in accordance with this Article V and his successors, shall be bound as to any action taken pursuant to the terms of the Participant's Deferral Election and the Plan.

                                          2.

               Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect as adopted and amended by the Company prior to the adoption of this Second Amendment.


               IN WITNESS WHEREOF, Southern Company Services, Inc., through its duly authorized officers, has adopted this Second Amendment to the Deferred Compensation Plan for The Southern Electric System this ____ day of _______________, 19__, to be effective as of the date of execution.


                                        SOUTHERN COMPANY SERVICES, INC.



                                        By:
                                        Its:


          Attest:



          By:
          Its:

               [CORPORATE SEAL]



















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                                                                      -2-